Summary prospectus

Macquarie VIP Limited-Term Bond Series —  Service Class

(formerly, Delaware Ivy VIP Limited-Term Bond — Class II)

May 1, 2024

Before you invest, you may want to review the Series’ statutory prospectus (and any supplements thereto), which contains more information about the Series and its risks. You can find the Series’ statutory prospectus and other information about the Series, including its statement of additional information and most recent reports to shareholders, online at delawarefunds.com/vip-literature. You can also get this information at no cost by calling 800 523-1918. The Series’ statutory prospectus and statement of additional information, both dated May 1, 2024 (and any supplements thereto), are incorporated by reference into this summary prospectus.

What is the Series’ investment objective?

Macquarie VIP Limited-Term Bond Series seeks to provide current income consistent with preservation of capital.

What are the Series’ fees and expenses?

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	Service
Management fees	0.50%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.11%
Total annual series operating expenses	0.86%
Fee waivers and expense reimbursements	(0.07%)[1]
Total annual series operating expenses after fee waivers and expense reimbursements	0.79%

[1]

The Series' investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual series operating expenses from exceeding 0.54% of the Series' average daily net assets from May 1, 2024 through April 30, 2025. These waivers and reimbursements may only be terminated by agreement of the Manager and the Series.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager's expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Service
1 year	$81
3 years	$267
5 years	$470
10 years	$1,054

Summary prospectus

Portfolio turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in the annual series operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 143% of the average value of its portfolio.

What are the Series’ principal investment strategies?

Under normal circumstances, the Series will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investment grade fixed income securities (80% policy), including, but not limited to, fixed income securities issued or guaranteed by the US government, its agencies or instrumentalities, and by US corporations. The Series may also invest up to 30% of its net assets in foreign securities, including up to 10% of its net assets in securities of issuers located in emerging markets. The Series may invest up to 20% of its net assets in below-investment-grade securities (also known as high yield or “junk” bonds). Additionally, the Series may invest in mortgage-backed securities issued or guaranteed by the US government, its agencies or instrumentalities, government-sponsored corporations, and mortgage-backed securities issued by certain private, nongovernment entities. The Series may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases. The Series will maintain an average effective duration from one to three years.

Investment grade debt securities include those that are rated within the four highest ratings categories by Moody’s Investors Service, Inc. (Moody’s) or Standard & Poor’s Financial Services LLC (S&P) or that are unrated but determined by the Manager to be of equivalent quality.

The Series may use a wide range of derivatives instruments, typically including options, futures contracts, options on futures contracts, forward foreign currency contracts, and swaps. The Series will use derivatives for both hedging and nonhedging purposes. For example, the Series may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return; and index swaps to enhance return or to effect diversification. The Series will not use derivatives for reasons inconsistent with its investment objective and will limit its investments in derivatives instruments to 20% of its net assets.

The Manager may look at a number of factors in selecting securities for the Series’ holdings, beginning with a top-down (assessing the market environment) review of the broad economic and financial trends in the US and world markets. This process aids in the determination of economic fundamentals, which leads to sector allocation. Within a sector, the Manager typically considers the maturity and perceived liquidity of the security, the relative value of the security based on historical yield information, the creditworthiness of the particular issuer (if not backed by the full faith and credit of the Treasury), and prepayment risks for mortgage-backed securities and other debt securities with call provisions.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities, including review of the security’s valuation and the issuer’s creditworthiness. The Manager also may sell a security to take advantage of what it believes are more attractive investment opportunities, to reduce the Series’ holding in that security or to raise cash.

The Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL) (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Series security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

What are the principal risks of investing in the Series?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. An investment in the Series may not be appropriate for all investors. The Series’ principal risks include:

Fixed income risk — The risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A series may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

US government securities risk — The risk that certain US government securities, such as securities issued by Fannie Mae, Freddie Mac and the Federal Home Loan Bank system (FHLB), are not backed by the “faith and credit” of the US government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the US Treasury.

Mortgage-backed and asset-backed securities risk — Mortgage-backed and asset-backed securities, like other fixed income securities, are subject to credit risk and interest rate risk, and may also be subject to prepayment risk and extension risk. Prepayment risk is the risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of the securities and may cause the series to reinvest the proceeds in lower yielding securities. Extension risk is the risk that principal on mortgage-backed or asset-backed securities will be repaid more slowly than expected, which may reduce the proceeds available for reinvestment in higher yielding securities. In addition, mortgage-backed and asset-backed securities may decline in value, become more volatile, face difficulties in valuation, or experience reduced liquidity due to changes in interest rates or general economic conditions. Certain mortgage-backed or asset-backed securities, such as collateralized mortgage obligations, real estate mortgage investment conduits, and stripped mortgage-backed securities, may be more susceptible to these risks than other mortgage-backed, asset-backed, or fixed-income securities.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

Prepayment risk — The risk that the principal on a bond that is held by a series will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A series may then have to reinvest that money at a lower interest rate.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a series has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a series’ management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Macquarie VIP Limited-Term Bond Series performed?

The bar chart and table below provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. On April 30, 2021, the Series became part of Delaware Funds by Macquarie® and Delaware Management Company became the Series’ investment manager. The returns shown from before April 30, 2021 are from the Series’ prior investment manager. The Series’ past performance is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Series’ most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/vip-performance.

Effective November 15, 2021, the Series changed its investment strategy. Performance prior to November 15, 2021 reflects the Series’ former strategy; its performance may have differed if the Series’ current strategy had been in place.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Summary prospectus

Calendar year-by-year total return (Service Class)

During the periods illustrated in this bar chart, Service Class’s highest quarterly return was 3.06% for the quarter ended December 31, 2023, and its lowest quarterly return was -2.70% for the quarter ended March 31, 2022.

Average annual total returns for periods ended December 31, 2023

	1 year	5 years	10 years
Service Class	4.73%	1.62%	1.41%
Bloomberg 1-3 Year US Government/Credit Index (reflects no deduction for fees, expenses, or taxes)	4.61%	1.51%	1.27%

Who manages the Series?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Series
J. David Hillmeyer, CFA	Senior Managing Director, Co-Head of US Multisector Fixed Income	November 2021
Daniela Mardarovici, CFA	Managing Director, Co-Head of US Multisector Fixed Income	November 2021

Sub-advisors

Macquarie Investment Management Austria Kapitalanlage AG

Macquarie Investment Management Europe Limited

Macquarie Investment Management Global Limited

Purchase and redemption of Series shares

Shares are sold, directly or indirectly, to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The dividends and distributions paid from the Series to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Series through a broker/dealer or other financial intermediary (such as an insurance company), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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